UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2005

Spectrum Sciences & Software Holdings Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3130 Fairview Park Drive, Suite 400, Falls Church , Virginia		22042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-564-2967

91 HILL AVENUE NW, FORT WALTON BEACH, FLORIDA 32548
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported under Item 2.01 of the Form 8-K filed on May 17, 2005, by Spectrum Sciences & Software Holdings Corp. (the "Company"), the Company completed its acquisition of the outstanding capital stock of Horne Engineering Services, Inc. ("Horne") on May 11, 2005. The description of the acquisition included in the Company’s May 17, 2005 Form 8-K is incorporated herein. This amended report on Form 8-K is being filed to complete the exhibit record with respect to the acquisition of the capital stock of Horne.

Item 9.01 Financial Statements and Exhibits.

The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 of this report on Form 8-K/A, and include the following:

(a) Financial Statements of Business Acquired

Report of Independent Registered Public Accounting Firm F-1

Consolidated balance sheet as of December 31, 2004 and 2003 F-2

Consolidated statements of income and retained earnings for the years ended December 31, 2004 and 2003 F3-4

Statements of cash flows for the years ended December 31, 2004 and 2003 F-5

Notes to financial statements F6-16

Unaudited consolidated balance sheet for the quarter ending March 31, 2005 F-19

Unaudited consolidated statement of income for the quarter ending March 31, 2005 and 2004 F20-21

Unaudited statement of cash flows for the quarter ending March 31, 2005 and 2004 F-22

(b) The proforma financial information required to be filed pursuant to Item 9.0(b) of Form 8-K is included as Exhibit 99.2 of this report on Form 8-K/A, and include the following:

Introduction to pro forma condensed financial statements F23-24

Unaudited pro forma condensed consolidated balance sheet for the quarter ending March 31, 2005 F25-26

Unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2004 F-27

Unaudited pro forma condensed consolidated statement of income for the quarter ending March 31, 2005 F-28

(c) Exhibits.
The following exhibits are filed as part of this report:

Exhibit Number Description

23.1 Consent of Independent Certified Registered Public Accounting Firm.
99.1 Financial Statements of Business Acquired
99.2 Unaudited Pro Forma Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectrum Sciences & Software Holdings Corp

July 26, 2005	By:	/s/ Michael M Megless

Name: Michael M Megless
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Public Accounting Firm
99.1	Horne Engineering Services, Inc.-Financial Statements; Years Ended December 31, 2004 and 2003
99.2	Unaudited Pro Forma Financial Information